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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 10, 2006, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-133485) and related Prospectus of Jazz Semiconductor, Inc. for the registration of shares of its common stock.

                                  /s/ Ernst & Young LLP

Orange County, California
May 30, 2006

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM